NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS



           Three Months Ended September 30, 1996 and 1995, And For The
          Period Cumulative From Inception (February 23, 1993) through
                               September 30, 1996

                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)


                              FINANCIAL STATEMENTS





           Three Months Ended September 30, 1996 and 1995, And For The
          Period Cumulative From Inception (February 23, 1993) through
                               September 30, 1996


                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                                 BALANCE SHEETS

                                                                              September 30,             December 31,
                                                                                  1996                     1995

                                                                               (Unaudited)               (Audited)
                                                                              ------------              -----------

ASSETS

Current Assets:
 Cash                                                                         $    15,211               $    12,639

 Employee Advances Receivable                                                      30,939                    17,965
                                                                              ------------              -----------

  Total Current Assets                                                             46,150                    30,604
                                                                              ------------              -----------

Fixed Assets:
 Equipment                                                                         89,090                    89,090
 Less Accumulated Depreciation                                                     39,448                    26,218
                                                                              ------------              -----------

  Net Fixed Assets                                                                 49,642                    62,872
                                                                              ------------              -----------

Intangible Assets (Note 7):
 Software                                                                         200,036                   200,036
 Less Accumulated Amortization                                                    145,124                    95,120
                                                                              ------------              -----------

  Net Intangible Assets                                                            54,912                   104,916
                                                                              ------------              -----------

Deposits                                                                            6,573                     3,811
                                                                              ------------              -----------

   TOTAL ASSETS                                                               $   157,277               $   202,203
                                                                              ============              ===========


           See accountants' compilation report and accompanying notes


                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                                 BALANCE SHEETS
                                   (Continued)

                                                                              September 30,             December 31,
                                                                                  1996                     1995
                                                                               (Unaudited)               (Audited)
                                                                              ------------              -----------

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
 Accounts Payable (Note 3)                                                    $   616,922               $   533,085
 Accrued Interest Payable (Note 5)                                                255,819                   162,116
 Wages Payable                                                                    195,288                    82,788
 Payroll Taxes Payable                                                             13,291                    11,512
 Notes Payable (Note 5)                                                           929,180                   822,930
                                                                              ------------              -----------

  Total Current Liabilities                                                     2,010,500                 1,612,431
                                                                              ------------              -----------


   Total Liabilities                                                            2,010,500                 1,612,431
                                                                              ------------              -----------


Stockholders' Deficit:
 Common Stock (Note 6)                                                            991,764                   991,764
 Preferred Stock (Note 6)
 Deficit Accumulated during the
  Development Stage                                                             (2,844,987)               (2,401,992)
                                                                               ------------              ------------

   Total Stockholders' Deficit                                                  (1,853,223)               (1,410,228)
                                                                               ------------              ------------

    TOTAL LIABILITIES AND STOCKHOLDERS'
     DEFICIT                                                                  $   157,277               $   202,203
                                                                              ============              =============

           See accountants' compilation report and accompanying notes


                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                    STATEMENTS OF OPERATIONS AND ACCUMULATED
            DEFICIT Three Months and Nine Months Ended September 30,
                           1996 and 1995, and for the
 Period Cumulative from Inception (February 23, 1993) through September 30, 1996

                                                                                                                        Cumulative
                                                                                                                           from
                                                                                                                         Inception
                                              Three Months Ended                         Nine Months Ended                through
                                                 September 30,                             September 30,               September 30,
                                        --------------------------------         --------------------------------      -------------
                                             1996              1995                  1996              1995                1996
                                        -------------      -------------         -------------      -------------      -------------

Operating Expenses                      $(   136,788)      $(    47,254)         $(   296,341)      $(   223,489)      $( 1,315,604)

Research and Development (Note 2)        (     5,178)       (    39,004)          (    52,951)       (   177,602)       ( 1,308,326)
                                        -------------      -------------         -------------      -------------      -------------

  Net (Loss) from Operations             (   141,966)       (    86,258)          (   349,292)       (   401,091)       ( 2,623,930)
                                        -------------      -------------         -------------      -------------      -------------

Other Income and (Expense):

 Interest Expense:
  Discounts on Convertible Debt
   (Note 6)                                                 (    20,682)                             (    62,046)       (   248,188)
  Other Interest Expense                 (    32,238)       (    40,324)          (    93,703)       (   120,812)       (   380,700)
                                        -------------      -------------         -------------      -------------      -------------
   Total Interest Expense                (    32,238)       (    61,006)          (    93,703)       (   182,858)       (   628,888)

 Interest Income                                                                                                             1,012

 Loss on Disposal of Assets                                                                          (     7,490)       (    57,585)
                                       -------------      -------------         -------------       -------------      -------------

   Total Other Income and (Expense)      (    32,238)       (    61,006)          (    93,703)       (   190,348)       (   685,461)
                                        -------------      -------------         -------------      -------------      -------------

Net (Loss) Before Extraordinary
 Item                                    (   174,204)       (   147,264)          (   442,995)       (   591,439)       ( 3,309,391)

Benefit from Extinguishment
 of Debt                                                                                                                   464,404

Net (Loss)                               (   174,204)       (   147,264)          (   442,995)        (  591,439)       ( 2,844,987)


           See accountants' compilation report and accompanying notes


                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
                                   (Continued)

                                                                                                                       Cumulative
                                                                                                                         from
                                                                                                                        Inception
                                               Three Months Ended                       Nine Months Ended                through
                                                  September 30,                           September 30,                September 30,
                                        --------------------------------         --------------------------------      -------------
                                             1996              1995                 1996                 1995               1996
                                        -------------      -------------         -------------      -------------      -------------


Net (Loss)                               (   174,204)       (   147,264)          (   442,995)        (  591,439)       ( 2,844,987)

Accumulated Deficit, Beginning           ( 2,670,783)       ( 2,295,243)          ( 2,401,992)       ( 1,851,068)
                                        -------------      -------------         -------------      -------------      -------------

Accumulated Deficit, Ending             $( 2,844,987)      $( 2,442,507)         $( 2,844,987)      $( 2,442,507)      $( 2,844,987)
                                        =============      =============         =============      =============      =============




Per Common Share

Net (Loss) Per Common Share                   $( .01)            $( .01)               $( .01)            $( .08)

Weighted Average Common Shares
 Outstanding                              29,713,689         13,925,592            29,713,689          7,483,777
                                         ===========         ==========            ==========          =========

           See accountants' compilation report and accompanying notes


                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                 STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT
      Period from Inception (February 23, 1993) through September 30, 1996



                                                                                                         Total
                                                            Common                 Accumulated           Stockholders'
                                                            Stock                  Deficit               Deficit
                                                            ------------           ------------          ------------

Shares Issued in 1993 (Note 6)                              $    10,326                                 $    10,326

Net Loss for the period                                                            $(  418,377)           (  418,377)
                                                            ------------           ------------          ------------

Balance December 31, 1993                                        10,326             (  418,377)           (  408,051)

Shares Issued in 1994 (Note 6)                                   29,600                                       29,600

Net Loss for the period                                                             (1,432,691)           (1,432,691)
                                                            ------------           ------------          ------------

Balance December 31, 1994                                        39,926             (1,851,068)           (1,811,142)

Shares Issued in 1995 (Note 6)                                  951,838                                      951,838

Net Loss for the period                                                             (  550,924)           (  550,924)
                                                            ------------           ------------          ------------

Balance December 31, 1995                                       991,764             (2,401,992)           (1,410,228)

Net Loss for the period                                                             (  442,995)           (  442,995)
                                                            ------------           ------------          ------------

Balance September 30, 1996                                  $   991,764            $(2,844,987)          $(1,853,223)
                                                            ============           ============          ============

           See accountants' compilation report and accompanying notes


                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                             STATEMENTS OF CASH FLOW
       Three Months and Nine Months Ended September 30, 1996 and 1995, and the Period From Inception (February 23, 1993) through September 30, 1996

                                                                                                                       Cumulative
                                                                                                                          from
                                                                                                                        Inception
                                              Three Months Ended                       Nine Months Ended                 through
                                                 September 30,                           September 30,                 September 30,
                                        --------------------------------         --------------------------------      -------------
                                            1996               1995                 1996                1995                1996
                                        -------------      -------------         -------------      -------------      -------------

Cash Flow from Operating
 Activities:
  Net Loss                              $(   174,204)      $(   147,264)         $(   442,995)      $(   591,439)      $( 2,844,987)

Adjustments to Reconcile Net
 Income to Net Cash Provided
 by Operating Activities:
  Depreciation                                 4,410              8,992                13,230             26,976             54,748
  Amortization of Intangible Assets           16,668             50,004                50,010            147,948
  Amortization of Original Issue
   Discount, Convertible Debt                                    20,682                                   62,047            248,188
  Loss on Disposal of Assets                                                                               7,490             57,585
  Gain from Extinguishment of Debt                                                                                      (   464,404)

  (Increase) Decrease in:
   Employee Advances Receivable          (     8,359)        (    5,581)          (    12,974)       (     6,279)       (    30,939)
   Deposits                              (     2,762)               610           (     2,762)            10,281        (     6,573)

  Increase (Decrease) in:
   Accounts Payable                           54,055              4,901                83,837             94,397            562,893
   Wages Payable                              37,500             36,725               112,500            109,151            636,401
   Payroll Taxes Payable                       1,075         (    4,510)                1,779        (       795)            13,291
   Accrued Interest Payable                   32,237             40,244                93,703            120,731            378,657
                                         ------------      -------------         -------------      -------------      ------------

    Net Cash Used by Operating
     Activities                           (   39,380)       (    28,531)          (   103,678)       (   117,430)       ( 1,247,192)


           See accountants' compilation report and accompanying notes


                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                             STATEMENTS OF CASH FLOW
                                   (Continued)

                                                                                                                        Cumulative
                                                                                                                           from
                                                                                                                         Inception
                                             Three Months Ended                        Nine Months Ended                  through
                                                September 30,                             September 30,                September 30,
                                        -------------------------------         --------------------------------       ------------
                                           1996               1995                  1996               1995                1996
                                        ------------      -------------         -------------      -------------       ------------


Cash Flows from Investing
 Activities:
  Proceeds from Sale of Assets          $                 $                     $                  $      8,000              8,400
  Cash Paid for Fixed Assets                                                                                           (   168,465)
  Cash Paid for Intangible
   Assets                                                                                                              (   100,967)
                                        ------------      -------------         -------------      -------------       ------------

    Net Cash (Used by) Provided by
     Investing Activities                                                                                 8,000        (   261,032)

Cash Flows from Financing
 Activities:
  Issuance of Common Stock                                       5,000                                   75,167            129,903
  Proceeds from Short-Term Debt                                                                                            822,930
  Proceeds from Stockholder Loans
   (Note 5)                                  33,537             21,650               106,250             35,602            570,602
                                       -------------      -------------         -------------      -------------      ------------

    Net Cash Provided by
     Financing Activities                    33,537             26,650               106,250            110,769          1,523,435
                                       -------------      -------------         -------------      -------------      ------------

     Net Increase (Decrease) in
      Cash and Cash Equivalents          (     5,843)       (     1,881)               2,572              1,339             15,211

Cash and Cash Equivalents,
 Beginning of Period                          21,054              3,817                12,639               597
                                       -------------      -------------         -------------      ------------       ------------

Cash and Cash Equivalents,
 End of Period                          $     15,211       $      1,936          $     15,211       $     1,936       $     15,211
                                       =============      =============         =============      =============      ============


           See accountants' compilation report and accompanying notes


                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                             STATEMENTS OF CASH FLOW
                                   (Continued)

                                                                                                                      Cumulative
                                                                                                                         from
                                                                                                                       Inception
                                             Three Months Ended                       Nine Months Ended                  through
                                                September 30,                            September 30,                September 30,
                                       --------------------------------         ---------------------------------     -------------
                                            1996             1995                  1996                1995                1996
                                       -------------     --------------         -------------      --------------     -------------

Supplemental Disclosures:

 Noncash Investing Activities:
  Accounts Payable Reduced by
   Disposal (Return) of Assets         $                  $                     $                   $(    41,966)      $(   41,966)
  Intangible Assets Financed by
   Accounts Payable                                                                                                        145,769

    Total Noncash Investing
     Activities                        $                  $                     $                   $(    41,966)     $    103,803
                                       =============      =============         =============       =============     ============


 Noncash Financing Activities:
  Wages Payable Converted to
   Common Stock                        $                  $                     $                  $                   $    22,498
  Accounts Payable Converted to
   Common Stock                                                                                                              4,748
  Stockholder Loans and Related
   Accrued Interest Converted to
   Common Stock                                                                                                            853,377

    Total Noncash Financing
     Activities                        $                  $                     $                  $                  $    880,623
                                       =============      =============         =============      =============      ============


           See accountants' compilation report and accompanying notes

                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS

                               September 30, 1996

1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Business Activity

        The Company was formed on February 23, 1993, for the purpose of developing and operating the Hit-Lotto Project (Project). This Project uses debit card, telecommunications, Internet website, and computer technology to market and distribute chances for lottery players to enter pools when they buy Hit-Lotto cards.

        Basis of Accounting

        The financial statements have been prepared for a development stage company in accordance with generally accepted accounting principles.

        Fixed Assets

        Equipment is shown at cost. When retired or otherwise disposed of, the related carrying value and accumulated depreciation are removed from the respective accounts. Any resulting profit or loss is reflected in income. The Company provides for depreciation of equipment using the straight-line method and lives of five to seven years.

        Intangible Assets

        The Company has capitalized proprietary software developed for the Project. The Company provides for amortization of intangible assets using the straight-line method over three years, subject to periodic review of impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable.

        Convertible Debt Discount

        The Company provides for amortization of the convertible debt discount using the straight-line method over three years.

        Research and Development Costs

        The Company charges all research and development costs, including direct and indirect costs, to an expense when incurred.

        Net Loss Applicable Per Common Share

        Per share amounts are calculated based on the weighted average number of common shares outstanding during the periods of net loss.

        Cash Equivalents

        For purposes of the statement of cash flows, cash equivalents include the general operating checking and money market accounts.

                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS

                               September 30, 1996

2.      DEVELOPMENT STAGE OPERATIONS

        Since inception, the Company operations have been devoted primarily to the formulation and design of telecommunications and computer technology, including the Hit-Lotto debit card and Internet Web Page, for the Project. In August, 1994, the Project was tested in San Diego, and development is continuing.

3.      ACCOUNTS PAYABLE

        Accounts payable consist of the following at September 30, 1996:

                Rent                                        $  81,078
                Legal Fees                                    129,357
                Advertising                                   151,999
                Proprietary Software                          145,769
                Accounting                                     35,126
                Miscellaneous                                  73,593
                                                            ---------

                Total                                       $ 616,922
                                                            =========


4.      INCOME TAXES

        As of September 30, 1996, the Company has a federal loss carryforward of $2,844,987 and a state loss carryforward of $1,422,493. The loss carryforwards are available to reduce future years' taxable income (if earned) and expire as follows:

                Losses Expire
                December 31,                   Federal        State
                -------------                -----------    -----------
                    2008                     $   418,376    $   209,188
                    2009                       1,432,692        716,346
                    2010                         550,924        275,462
                    2011                         442,995        221,497
                                             -----------    -----------

                                             $ 2,844,987    $ 1,422,493
                                             ===========    ===========

5.      NOTES PAYABLE
        Included in notes payable at September 30, 1996, are the following:

                Payable to Providence on demand,
                 prime + 4% (12.25% at September 30, 1996)      $ 822,930
                Payable to stockholders, 10%, revolving
                 three month maturity                             106,250
                                                                ---------
                                                                $ 929,180

                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS

                               September 30, 1996

6.      CAPITAL TRANSACTIONS

        Common Stock

        The following schedule includes the date and number of common shares issued for cash and other considerations.

                                          Shares
                                        Authorized       Shares
                                        and Unissued     Issued        Amount
                                        ------------    ----------    ---------

        Shares authorized,
         February 23, 1993                    3,000
        Increase in shares
         authorized, September 23,
         1993                             9,997,000
        Shares issued throughout
         year at $.005 per share        ( 1,912,398)     1,912,398    $   9,562
        Shares issued to employees
         during September through
         November 1993, at $.0025
         per share                      (   305,533)       305,533          764
                                        ------------    ----------    ---------

        Balance December 31, 1993         7,782,069      2,217,931       10,326

        Shares issued during
         September, 1994, at $.50
         per share                      (    50,000)        50,000       25,000
        Shares issued during
         December, 1994, at $.05
         per share                      (    20,000)        20,000        1,000
        Shares issued to employees
         throughout the year at
         $.0025 per share               ( 1,439,875)     1,439,875        3,600
                                        ------------    ----------    ---------

        Balance December 31, 1994         6,272,194      3,727,806       39,926

        Shares issued during April,
         1995, at $.0465 per share      (   591,910)       591,910       27,500
        Shares issued during April,
         1995, in lieu of advance
         payable to stockholder
         at $.0465 per share            ( 1,560,490)     1,560,490       72,500
        Shares issued January through
         May, 1995, at $.05 per share   (   790,841)       790,841       39,541
        Increase in shares
         authorized, December 29,
        1995                             25,000,000

                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS

                               September 30, 1996

6.      CAPITAL TRANSACTIONS (Continued)

        Shares issued to employees
         during July, 1995, in lieu
         of payment of wages at
         $.0025 per share               ( 6,948,878)     6,948,878       17,372
        Shares issued during December,
         1995, in lieu of accounts
         payable to stockholder at
         $.0025 per share               (   205,500)       205,500          514
        Shares issued August through
         December, 1995, at $.05
         per share                      (   546,000)       546,000       27,300
        Shares issued during November
         and December, 1995, in lieu of
         employee expenses at $.05
         per share                      (    74,685)        74,685        3,734
        Shares issued during December,
         1995, in lieu of accounts
         payable at $.05 per share      (    10,000)        10,000          500
        Shares issued during December,
         1995, for extinguishment of
         stockholder debt at $.05
         per share                      (15,257,579)    15,257,579      762,877
                                        ------------    ----------    ---------

         Balance September 30, 1996       5,286,311     29,713,689    $ 991,764
                                        ============    ==========    =========


        Preferred Stock

        On September 23, 1993, the Company authorized 5,000,000 shares of preferred stock which remain unissued as of September 30, 1996.

        Shares Issued for Extinguishment of Stockholder Debt

        In the event the Company does not obtain other financing by December 31, 1996, 15,257,579 shares issued for extinguishment of stockholder debt shall become void and interest shall continue to accrue, effective January 1, 1996, under all indebtedness otherwise converted.

7.      INTANGIBLE ASSETS AMORTIZATION

        Unamortized intangible assets were $54,912 at September 30, 1996. Amortization expense was $16,668, $50,004, and $147,948 for the three months and nine months ended September 30, 1996 and since inception, respectively. Accumulated amortization was $145,124 at September 30, 1996.

                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS

                               September 30, 1996

8.      STOCK OPTIONS OUTSTANDING

        On January 20, 1995, one stockholder was granted an option to purchase 3,744,000 shares of common stock at $.05 per share. The option expires January 30, 1997.

9.      SUBSEQUENT EVENT

        On June 13, 1996, the President, as an individual, entered into an option agreement to acquire 250,000 shares of convertible preferred stock in NuOasis Gaming, Inc. (NuOasis) at $13.00 per share ($3,250,000). The stock is convertible to 19,500,000 shares of common stock, or 39% of voting stock in NuOasis. The options are assignable, and any profits earned through assignment will be used to purchase additional shares of NuOasis common stock.

        The preferred shares will be purchased from a single stockholder who in turn has agreed to use the majority of the proceeds to purchase a subsidiary from NuOasis, and to obtain a release from liabilities from NuOasis.

9.      SUBSEQUENT EVENT (Continued)

        The  preferred   share  option  exercise  is  contingent  upon  NuOasis'
        acquisition of the Company for consideration of $1,200,000 in convertible notes and 1,000,000 shares of common stock when available for issuance. Subsequent to the acquisition and the preferred share option exercise, the Company would be a wholly-owned subsidiary of NuOasis with $3,000,000 working capital available for continuing operations.

        The conversion of the NuOasis preferred shares following the exercise of the preferred share option is conditioned on an increase in the authorized shares of NuOasis common stock. The required increase in authorized shares of common stock is subject to NuOasis stockholder approval.

10. GOING CONCERN

        As shown in the accompanying financial statements, the Company has incurred a $2,844,987 deficit since inception and, as of September 30, 1996, the Company's current liabilities exceeded its current assets by $1,964,350. Liens of $108,498 have been filed by two creditors.
        Management of the Company is currently negotiating settlement payments for several accounts payable balances.

        The ability of the Company to continue as a going concern is dependent on its ability to obtain additional working capital or equity investment, as well as to be successful in developing a product that can be marketed profitably. Should the Company not receive additional funding, it is uncertain whether the Company has the ability to continue. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.